Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
2017 Tax Act
In December 2017, the President of the U.S. signed into law the 2017 Tax Act. The 2017 Tax Act included significant changes to the U.S. corporate income tax system, such as the reduction in the corporate income tax rate from 35 percent to 21 percent, transition to a territorial tax system, changes to business related exclusions, deductions and credits, and modifications to international tax provisions, including a one-time repatriation transition tax (also known as the ‘Toll Tax’) on unremitted foreign earnings.
GAAP requires that the income tax accounting effects from a change in tax laws or tax rates be recognized in continuing operations in the reporting period that includes the enactment date of the change. These effects include, among other things, re-measuring deferred tax assets and liabilities, evaluating deferred tax assets for valuation allowances, and assessing the impact of the Toll Tax and certain other provisions of the 2017 Tax Act. Our accounting for the tax effects of the enactment of the 2017 Tax Act was not complete as of December 31, 2017; however, in certain cases we made a reasonable estimate. In other cases, we were not able to make a reasonable estimate and continued to account for those items based on our existing accounting model under ASC 740, Income Taxes, and the provisions of the tax laws that were in effect immediately prior to enactment. For the items for which we were able to determine a reasonable estimate, we recognized a provisional amount of $1.91 billion, which was included as a component of income tax expense from continuing operations. Our accounting for the effects of the 2017 Tax Act was completed in the current period, and we recorded $313.3 million of income tax benefit in 2018, mainly attributable to measurement period adjustments to the Toll Tax and the global intangible low-taxed income (GILTI) provision, the new U.S. minimum tax on the earnings of our foreign subsidiaries. Related to GILTI, we elected to establish deferred taxes in the amount of $1.74 billion for the reversal of temporary items in future years.
Subsequent to the enactment of the 2017 Tax Act, additional guidance was issued, including Notices, Proposed Regulations, and Final Regulations. We expect that further guidance will continue to be issued in 2019 which may impact our interpretations of the 2017 Tax Act and could materially affect the estimates used.
Deferred taxes are recognized for the future tax effects of temporary differences between financial and income tax reporting based on enacted tax laws and rates.
We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position are measured based on the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate resolution.
Following is the composition of income tax expense:

	2018	2017	2016
Current:
Federal	$(31.9)	$(66.5)	$20.0
Foreign	106.8	47.5	397.0
State	4.7	(5.4)	(134.4)
2017 Tax Act	201.5	3,247.5	—
Total current tax expense	281.1	3,223.1	282.6
Deferred:
Federal	22.5	732.3	410.0
Foreign	248.7	(230.9)	(136.3)
State	3.4	0.2	(4.9)
2017 Tax Act	(26.2)	(1,333.5)	—
Total deferred tax (benefit) expense	248.4	(831.9)	268.8
Income taxes	$529.5	$2,391.2	$551.4

Significant components of our deferred tax assets and liabilities as of December 31 are as follows:

	2018	2017
Deferred tax assets:
Purchases of intangible assets	$2,627.7	$441.9
Compensation and benefits	781.6	995.3
Tax credit carryforwards and carrybacks	359.4	467.5
Tax loss carryforwards and carrybacks	248.2	471.3
Product return reserves	95.3	83.4
Other comprehensive loss on hedging transactions	68.9	68.9
Debt	40.3	53.5
Contingent consideration	11.7	32.1
Other	680.1	524.3
Total gross deferred tax assets	4,913.2	3,138.2
Valuation allowances	(574.8)	(681.8)
Total deferred tax assets	4,338.4	2,456.4
Deferred tax liabilities:
Earnings of foreign subsidiaries	(1,745.3)	(16.6)
Inventories	(681.3)	(649.5)
Property and equipment	(260.9)	(247.5)
Prepaid employee benefits	(240.1)	(231.5)
Intangibles	(86.9)	(120.7)
Financial instruments	(22.8)	(41.6)
Total deferred tax liabilities	(3,037.3)	(1,307.4)
Deferred tax assets - net	$1,301.1	$1,149.0

Our accounting for the effects of the 2017 Tax Act was completed in the current period; therefore, deferred tax assets and liabilities reflect re-measurement resulting from the 2017 Tax Act.
The deferred tax asset and related valuation allowance amounts for U.S. federal and state net operating losses and tax credits shown above have been reduced for differences between financial reporting and tax return filings.
At December 31, 2018, based on filed tax returns we have tax credit carryforwards and carrybacks of $729.5 million available to reduce future income taxes; $150.5 million, if unused, will expire by 2027. The remaining portion of the tax credit carryforwards is related to federal tax credits of $122.9 million, international tax credits of $119.3 million, and state tax credits of $336.9 million, all of which are substantially reserved.
At December 31, 2018, based on filed tax returns we had net operating losses and other carryforwards for international and U.S. federal income tax purposes of $773.2 million: $12.1 million will expire by 2023; $462.2 million will expire between 2024 and 2038; and $298.9 million of the carryforwards will never expire. Net operating losses and other carryforwards for international and U.S. federal income tax purposes are partially reserved. Deferred tax assets related to state net operating losses of $99.7 million and other state carryforwards of $2.6 million are fully reserved.
Domestic and Puerto Rican companies contributed approximately 15 percent, 16 percent, and 63 percent for the years ended December 31, 2018, 2017, and 2016, respectively, to consolidated income before income taxes. We have a subsidiary operating in Puerto Rico under a tax incentive grant effective through the end of 2031.
The 2017 Tax Act introduced international tax provisions that fundamentally change the U.S. taxation of foreign earnings. As a result, substantially all of the unremitted earnings of our foreign subsidiaries are considered to not be indefinitely reinvested for continued use in our foreign operations. At December 31, 2018, we have accrued an immaterial amount of foreign withholding taxes and state income taxes that would be owed upon future distributions of unremitted earnings of our foreign subsidiaries that are not indefinitely reinvested. For the amount considered to be indefinitely reinvested, it is not practicable to determine the amount of the related deferred income tax liability due to the complexities in the tax laws and assumptions we would have to make.
Cash payments of income taxes were as follows:

	2018	2017	2016
Cash payments of income taxes	$1,076.7	$221.5	$686.4

The 2017 Tax Act provided an election to taxpayers subject to the Toll Tax to make payments over an eight-year period. We made this election; therefore, we have included Toll Tax payments accordingly.
Following is a reconciliation of the income tax expense applying the U.S. federal statutory rate to income before income taxes to reported income tax expense:

	2018	2017	2016
Income tax at the U.S. federal statutory tax rate	$772.8	$806.7	$1,146.7
Add (deduct):
International operations, including Puerto Rico	(627.1)	(480.8)	(357.2)
General business credits	(87.4)	(66.8)	(57.0)
Non-deductible acquired IPR&D(1)	309.9	300.1	—
2017 Tax Act	175.3	1,914.0	—
Other	(14.0)	(82.0)	(181.1)
Income taxes	$529.5	$2,391.2	$551.4

(1) Non-deductible acquired IPR&D was related to ARMO in 2018 and CoLucid in 2017. See Note 3 for additional information related to acquisitions.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	2018	2017	2016
Beginning balance at January 1	$1,000.8	$843.3	$1,057.2
Additions based on tax positions related to the current year	798.2	133.8	73.4
Additions for tax positions of prior years	410.9	93.8	11.0
Reductions for tax positions of prior years	(115.4)	(59.3)	(12.1)
Settlements	(33.2)	(2.4)	(171.9)
Lapses of statutes of limitation	(20.5)	(19.3)	(110.0)
Changes related to the impact of foreign currency translation	(6.2)	10.9	(4.3)
Ending balance at December 31	$2,034.6	$1,000.8	$843.3

The total amount of unrecognized tax benefits that, if recognized, would affect our effective tax rate was $1.48 billion and $657.1 million at December 31, 2018 and 2017, respectively.
We file income tax returns in the U.S. federal jurisdiction and various state, local, and non-U.S. jurisdictions. We are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations in most major taxing jurisdictions for years before 2010.
The U.S. examination of tax years 2010-2012 commenced during the fourth quarter of 2013. In December 2015, we executed a closing agreement with the Internal Revenue Service which effectively settled certain matters for tax years 2010-2012. Accordingly, we reduced our gross uncertain tax positions by approximately $320 million in 2015. During 2016, we effectively settled the remaining matters related to tax years
2010-2012. As a result of this resolution, our gross uncertain tax positions were further reduced by approximately $140 million, and our consolidated results of operations benefited from an immaterial reduction in income tax expense. During 2016, we made cash payments of approximately $150 million related to tax years 2010-2012 after application of available tax credit carryforwards and carrybacks. The U.S. examination of tax years 2013-2015 began in 2016, and we believe it is reasonably possible that this examination could reach resolution within the next 12 months for tax years 2013-2014 and certain matters under examination for tax year 2015, for which the audit remains ongoing. As a result, we currently estimate that gross uncertain tax positions may be reduced by approximately $450 million within the next 12 months. Additionally, we anticipate up to $150 million of cash payments will be due upon resolution.
We recognize both accrued interest and penalties related to unrecognized tax benefits in income tax expense. We recognized income tax (benefit) expense related to interest and penalties as follows:

	2018	2017	2016
Income tax expense (benefit)	$25.1	$22.8	$(63.8)

At December 31, 2018 and 2017, our accruals for the payment of interest and penalties totaled $183.9 million and $155.0 million, respectively.